                                                                    EXHIBIT 10.1

                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of September __, 1997 between CYPRESS BIOSCIENCE, INC., a Delaware corporation with its principal place of business at 4350 Executive Drive, Suite 325, San Diego, California 92121 (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser agree as follows:

1. AUTHORIZATION OF SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to three million five hundred thousand (3,500,000) shares of Common Stock of the Company (the "Shares") at a sales price of $1.50 per Share.

2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in
Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares for the aggregate purchase price set forth below:

                                                          AGGREGATE
     NUMBER OF SHARES           PURCHASE PRICE            PURCHASE
         PURCHASED                PER SHARE                 PRICE
         ---------                ---------                 -----
                                    $1.50



3. DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares to be issued pursuant to this Agreement (the "Closing") shall occur upon (i) receipt by the Company of (A) a signed copy of this Agreement,
(B) a completed Stock Certificate and Funds Transfer Questionnaire, the form of which is attached hereto as Exhibit A, (C) a signed and dated Investor Qualification Questionnaire, a form of which is attached hereto as Exhibit B, and (D) the aggregate purchase price for the Shares, or (ii) on such other date as may be agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser or the Purchaser's custodian bank, in accordance with the Purchaser's delivery instructions, one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in
Section 2 above. The name(s) in which the stock certificates are to be issued are set forth in the Stock Certificate and Funds Transfer Questionnaire attached hereto as part of Exhibit A. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) subject to delivery of the share certificates to the Purchaser or Purchaser's custodian bank, receipt by the Company of immediately available funds, by check or wire transfer, in the full amount of the purchase price for the Shares being purchased hereunder;

(b) receipt by the Company of a signed and dated Investor Qualification Questionnaire attached as Exhibit B hereto; (c) the accuracy of the representations and warranties made by the Purchaser herein as of the Closing; and (d) the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (i) the accuracy of the representations and warranties made by the Company herein as of the Closing; and (ii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing. Upon receipt by the Purchaser's custodian bank of certificates evidencing the number of Shares being purchased hereunder, the Purchaser shall cause its custodian bank to remit the full amount of the aggregate purchase price to the Company in immediately available funds, by check or wire transfer. The Purchaser's obligations hereunder are expressly not conditioned on the purchase of any or all of the Shares by any other person or entity.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

     4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company's execution, delivery and performance of this Agreement (a) has been duly authorized by all requisite corporate action by the Company, and (b) will not violate the Certificate of Incorporation or Bylaws of the Company or violate or result in a breach of or constitute a default under, any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties or assets is bound as of the date hereof. Upon the execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.8 hereof may be legally unenforceable.

     4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES. The authorized capital stock of the Company consists of sixty million (60,000,000) shares of Common Stock and fifteen million (15,000,000) shares of Preferred Stock, $0.02 par value per share. As of September 25, 1997, there were issued and outstanding 34,636,067 shares of the Company's Common Stock, which shares are duly authorized, validly issued, fully paid and nonassessable. When issued, delivered to Purchaser or Purchaser's custodian bank and paid for by Purchaser in accordance with the terms and conditions of this Agreement, the Shares to be sold hereunder by the Company will be validly issued, fully paid and nonassessable and will be delivered to Purchaser free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for



                                       2.

restrictions on transfer imposed to ensure compliance with the Securities Act of 1993, as amended (the "Securities Act").

     4.4 ADDITIONAL INFORMATION. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchaser, is true and correct in all material respects as of their respective final dates:

          (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (without exhibits);

          (b) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 1997 (the "Form 10-Qs");

          (c) the Company's Current Report on Form 8-K dated as of January 17, 1997;

          (d) the Company's Proxy Statement dated September 2, 1997 for the Company's 1997 Annual Meeting of Stockholders;

          (e) the Company's Press Releases dated June 30, 1997 and July 28, 1997 (collectively, the "Press Releases"); and

          (f) the Company's Private Placement Memorandum dated September 8, 1997 (the "Memorandum") prepared in connection with the issuance of the Shares.

     4.5 NO MATERIAL CHANGE. As of the date hereof, except as may be reflected in the Form 10-Qs, the Memorandum or the Press Releases, there has been no material adverse change in the financial condition or results of operations of the Company since June 30, 1997.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser represents, warrants and covenants with the Company as follows:

     5.1 The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations promulgated thereunder;
(iv) the Purchaser has completed or caused to be completed the Stock Certificate and Funds Transfer Questionnaire, attached hereto as Exhibit A and the answers



                                       3.

thereto are true and correct to the best knowledge of the Purchaser as of the date hereof; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in Section 2 above, relied solely upon the information delivered to the Purchaser as described in Section 4.4 above and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed or caused to be completed the relevant Investor Qualification Questionnaire attached hereto as Exhibit B.

     5.2 The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.8 hereof may be legally unenforceable.

     5.3 Purchaser acknowledges and agrees that the Shares acquired by Purchaser must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being made through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of shares being sold during any three-month period not exceeding specified limitations.

6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

     7.1 DEFINITIONS. As used in this Section 7, the following terms shall have the following respective meanings:

          (a) The term "Holder" shall mean any person owning of record Registrable Securities, including the original holder of Registrable Securities and any and all concurrent or



                                       4.

subsequent holders of Registrable Securities whom have received such Registrable Securities in compliance with this Agreement.

          (b) The term "Registrable Securities" shall mean (i) the Shares; and
(ii) any capital stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Shares. Notwithstanding the foregoing, Registrable Securities shall not include any securities sold by a person to the public either pursuant to a registration statement or Rule 144 or sold in a private transaction in which the transferor's rights under Section 7.9 of this Agreement are not assigned.

          (c) The term "Registration Expenses" shall mean all expenses incurred by the Company in complying with Sections 7.3 and 7.4 hereof, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and blue sky fees and expenses (but excluding underwriting and/or selling commissions incurred with respect to the Registrable Securities).

          (d) The term "Registration Statement" shall include any final prospectus, exhibit, supplement or amendment included in or relating to any registration statement referred to in this Section 7.

          (e) The term "SEC" or "Commission" shall mean the Securities and Exchange Commission.

          (f) The term "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

     7.2 RESTRICTIONS ON TRANSFER. Holder agrees not to make any disposition of all or any portion of the Registrable Securities unless and until: (i) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or (ii) there exists an applicable exemption under the Securities Act.

     7.3 PIGGY-BACK REGISTRATIONS.

          (a) The Company shall notify all Holders of Registrable Securities in writing of the proposed filing of any registration statement under the Securities Act for purposes of a public offering of securities of the Company (other than registration statements on Form S-8 or Form S-4) and will afford each such Holder an opportunity to include in such registration statement (other than registration statements on Form S-8 or Form S-4) all or part of any Registrable Securities held by such Holder. Each Holder desiring to include in any such registration statement all or any part of the Registrable Securities held by it shall, within fifteen (15) days after the above-described notice from the Company, so notify the Company in writing. If a Holder decides not to include all of its Registrable Securities in any registration statement thereafter filed by the Company, such Holder shall nevertheless continue to have the right to



                                       5.

include any Registrable Securities in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein.

          (b) UNDERWRITING. If the registration statement under which the Company gives notice under this Section 7.3 is for an underwritten offering, the Company shall so advise the Holders of Registrable Securities. In such event, the right of any such Holder to be included in a registration pursuant to this
Section 7.3 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Agreement, if the underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be decreased (i) first by the number of Registrable Securities held by directors, officers or employees of the Company so seeking to have such Registrable Securities included in the registration statement, and, if such decrease is not sufficient, then (ii) by the number of Registrable Securities and other securities of the Company so proposed to be sold and so requested by Holders of Registrable Securities (other than directors, officers or employees of the Company holding Registrable Securities) to be included in such registration statement and any other holder of securities of the Company with rights to have securities included in such registration statement (pro rata on the basis of the percentage of the securities of the Company held by such Holders of Registrable Securities and holders of other securities) to the extent necessary to reduce the number of securities to be included in the registration statement to the level recommended by the underwriter. No such reduction shall reduce the securities being offered by the Company for its own account to be included in the registration and underwriting.

          (c) RIGHT TO TERMINATE REGISTRATION. The Company shall have the right to terminate or withdraw any registration statement initiated by it under this
Section 7.3 prior to the effectiveness of such registration statement whether or not any Holder has elected to include securities in such registration statement. The Registration Expenses of such withdrawn registration statement shall be borne by the Company in accordance with Section 7.6 hereof.

     7.4 RESALE S-3 REGISTRATION RIGHTS.

     The Company shall:

          (A) upon the earlier to occur of (i) the day that is ninety (90) days after the consummation of the next underwritten public offering of equity securities of the Company, and (ii) three hundred (300) days following the Closing, prepare and file with the Commission a Registration Statement on Form S-3 in order to register the Registrable Securities with the Commission for resale by the Holders from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of the Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately negotiated transactions;



                                       6.

          (B) use its best efforts, subject to the receipt of necessary information from the Holders, to cause the Registration Statement to become effective within sixty (60) days after the Registration Statement is filed by the Company;

          (C) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective until the earlier to occur of (i) the sale of all Registrable Securities registered pursuant thereto, and (ii) the date that all Registrable Securities held by each Holder may be sold under Rule 144 during any ninety (90) day period (provided that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective if it voluntarily takes any action that would result in Holder not being able to sell any of its Registrable Securities pursuant to the Registration Statement unless (i) such action is required under applicable law or taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets and (ii) the Company promptly complies with the requirements of this Section 7.4, if applicable);

          (D) furnish to the Holder with respect to the Registrable Securities registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by the Holder; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to the Holder shall be subject to the receipt by the Company of reasonable assurances from the Holder that the Holder will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses; and

          (E) file documents required of the Company for normal blue sky clearance in states specified in writing by the Holder; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

     7.5 TRANSFER OF SHARES AFTER REGISTRATION. The Holder agrees that it will not effect any disposition of the Registrable Securities that would constitute a sale within the meaning of the Securities Act except as contemplated in Section
7.2 and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding the Holder or its plan of distribution.

     7.6 EXPENSES OF REGISTRATION. Except as specifically provided herein, all Registration Expenses incurred in connection with any registration, qualification or compliance pursuant to Sections 7.3 and 7.4 herein shall be borne by the Company.

     7.7 TERMINATION OF REGISTRATION RIGHTS. A Holder's registration rights under this Section 7 shall expire on the date that all Registrable Securities held by and issuable to such Holder (and its affiliates) may be sold under Rule 144 during any ninety (90) day period.



                                       7.

     7.8 INDEMNIFICATION. In the event any Registrable Securities are included in a registration statement under Sections 7.3 or 7.4:

          (a) The Company agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities to which such Holder may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date of such Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Holder for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Holder specifically for use in preparation of the Registration Statement, or the failure of such Holder to comply with the covenants and agreements contained in Sections 5.1 and 7.5 hereof respecting the sale of the Shares or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to the Holder prior to the pertinent sale or sales by the Holder.

          (b) The Holder agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 5.1 and 7.5 hereof respecting the sale of the Registrable Securities, or any untrue statement of a material fact contained in the Registration Statement on the effective date of such Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of the Holder specifically for use in preparation of the Registration Statement, and the Holder will reimburse the Company (or such officer, director or controlling person), as the case may be, for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds received by the Holder upon the sale of Registrable Securities giving rise to such indemnification obligation.

          (c) Promptly after receipt by an indemnified party under this Section
7.8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and



                                       8.

expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.8.

          (d) If the indemnification provided for in this Section 7.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Holder hereunder exceed the proceeds from the offering received by such Holder.

          (e) The obligations of the Company and Holders under this Section 7.8 shall survive completion of any offering of Registrable Securities in a registration statement and the termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

     7.9 ASSIGNMENT OF REGISTRATION RIGHTS. The rights to cause the Company to include Registrable Securities in a registration statement pursuant to this
Section 7 may be assigned by a Holder to a transferee or assignee of Registrable Securities which (i) is a subsidiary, parent, general partner, limited partner or retired partner of a Holder or (ii) is a Holder's family member or trust created for the benefit of an individual Holder; provided, however, (A) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (B) such transferee shall agree to be subject to all restrictions set forth in this Agreement.



                                       9.

     7.10 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144 or any similar or analogous rule promulgated under the Securities Act; and

          (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Exchange Act.

8. BROKER'S FEE.

          (a) Each of the parties hereto hereby represents that, except as provided in Section 8(b), on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of Shares to the Purchaser.

          (b) The Company has agreed to pay to certain persons or entities who have been retained by the Company to assist it with the sale of Shares being offered hereby a fee in an amount equal to six percent (6%) of the total sales price of any Shares sold by any such person or entity.

9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

          (a)     if to the Company, to:

                  Cypress Bioscience, Inc.
                  4350 Executive Drive
                  Suite 325
                  San Diego, CA 92121
                  Attention:  Director of Finance

                  with a copy so mailed to:

                  Cooley Godward LLP
                  4365 Executive Drive
                  Suite 1100
                  San Diego, California 92121
                  Attention:  Frederick T. Muto, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.



                                      10.

10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts entered into and performed entirely in Delaware by Delaware residents.

14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

15. REMEDIES. In addition to being entitled to exercise all rights and remedies provided herein or granted by law for any breach by the Company hereunder, the Purchaser will be entitled to specific performance of its rights under this Agreement. In that regard, the Company acknowledges and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.



                                      11.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.


CYPRESS BIOSCIENCE, INC.                PURCHASER


                                        -----------------------------------
                                        Print Name

By:                                     By
   --------------------------------       ---------------------------------

Name:                                   Name
     ------------------------------         -------------------------------

Title:                                  Title
      -----------------------------          ------------------------------

                                        Address:
                                                ---------------------------

                                                ---------------------------

                                                ---------------------------

                                                ---------------------------

                                        Telephone:
                                                  -------------------------

                                        Telecopier:
                                                   ------------------------



                                      12.

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                   (TO BE READ IN CONJUNCTION WITH THE ENTIRE
                     STOCK PURCHASE AGREEMENT WHICH FOLLOWS)

A.   Complete the following items on the Purchase Agreement:

     1.   Page 11 - Signature:

          (I)  Name of Purchaser (Individual or Institution)

          (II) Name of Individual representing Purchaser (if an Institution)

          (III) Title of Individual representing Purchaser (if an Institution)

          (IV) Signature of Individual Purchaser or Individual representing Purchaser

     2.   Exhibit A - Stock Certificate and Funds Transfer Questionnaire:

               Provide the information requested by the Stock Certificate and Funds Transfer Questionnaire.

     3.   Exhibit B - Investor Qualification Questionnaire:

               Two forms of Investor Qualification Questionnaires have been included as Exhibit B, one to be completed by individual purchasers and one to be completed by entity purchasers (e.g., corporation, trust, partnership). Please complete, sign and return the appropriate Investor Qualification Questionnaire.

     4. Return the properly completed and signed Stock Purchase Agreement including properly completed Exhibit A and Exhibit B and, if paying by check, a check for the full purchase price, to:

          Cypress Bioscience, Inc.
          4350 Executive Drive, Suite 325
          San Diego, CA 92121
          Attn: Susan E. Feiner
          T: (619) 452-2323
          F: (619) 452-1222

          PLEASE RETURN THE FOREGOING DOCUMENTS BY FEDEX.

                                    EXHIBIT A

                            CYPRESS BIOSCIENCE, INC.

               STOCK CERTIFICATE AND FUNDS TRANSFER QUESTIONNAIRE

     Pursuant to Section 3 of the Stock Purchase Agreement, please provide us with the following information:


1.   The exact name that your Shares are
     to be registered in (this is the        ------------------------------
     name that will appear on your stock
     certificate(s)). You may use a
     nominee name if appropriate:

2.   The relationship between the
     Purchaser of the Shares and the         ------------------------------
     Registered Holder listed in
     response to item 1 above:

3.   The mailing address of the
     Registered Holder listed in             ------------------------------
     response to item 1 above:

4.   The Social Security Number or Tax
     Identification Number of the            ------------------------------
     Registered Holder listed in the
     response to item 1 above:

5.   Whether you will be making payment      Check         [ ]
     for the Shares with a check or wire
     transfer (check appropriate box).       Wire Transfer [ ]
     If you will be sending a wire
     transfer, please provide the name
     of your bank and the proposed
     initiation date of the wire:            Name of your bank
                                                              -------------

                                             ------------------------------

                                             ------------------------------

                                             Date of initiation
                                                               ------------

                                             ------------------------------



                                       2.

                                    EXHIBIT B

                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE

                                  [INDIVIDUALS]



     In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

     1. The undersigned makes on the following representations regarding his or her net worth and/or income, and has checked the applicable representation:

     ( )  a.   The undersigned has a net worth, either individually or upon a joint basis with the undersigned's spouse, of at least
               $1,000,000.

     ( )  b.   The undersigned has had an individual income in excess of
               $200,000 for each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

     ( )  c.   The undersigned is a director or executive officer of the
               Company.

     ( )  d.   The undersigned cannot make any of the representations set forth above.

     In addition, the undersigned represents as follows:

     2. My full name and primary business address and phone number are
                                                                      ---------

        -----------------------------------------------------------------------

     3. I am a resident of the state of
                                       ----------------------------------------

     4. I am acquiring the securities solely for my own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. I do not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.


     ------------------------------
           (Signature)


     ------------------------------
           (Date)

                                    EXHIBIT B

                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE
                      [PARTNERSHIP, TRUST OR OTHER ENTITY]

     In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

     1. The undersigned makes one of the following representations regarding its net worth and certain related matters, and has checked the applicable representation:

     ( )  a.   The undersigned is a trust with total assets in excess of
               $5,000,000, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     ( )  b.   The undersigned represents that it is a bank, insurance company, investment company registered under the Investment Company Act of 1940, a business development company, Small Business Investment
               Company licensed by the U.S. Small Business Administration, or a private business development company.

     ( )  c.   If the undersigned is an employee benefit plan, the undersigned represents either that all investment decisions are ------ made by a bank, insurance company, or registered investment advisor, or that the undersigned has total assets in excess -- of $5,000,000.

     ( )  d.   If the undersigned is a corporation, partnership or business trust, the undersigned represents that it has total assets in excess of $5,000,000.

     ( )  e.   If the undersigned is not an entity described in paragraphs "a"
               through "d", the undersigned represents that each of its equity owners is either (i) an entity described in paragraphs "b" through "d"; or (ii) an individual who (A) has an individual net worth, or a joint net worth with such individual's spouse, in excess of $1,000,000, or (B) has had an individual income in excess of $200,000 in each of the two most recent years and reasonably expects an income in excess of $200,000 in the current year, or (C) is a director or executive officer of the Company.

     ( )  f.   The undersigned cannot make any of the representations set forth in paragraphs "a" through "e" above.

     In addition, the undersigned represents as follows:

     2. Its full name and primary business address and phone number are:
                                                                        -------

-------------------------------------------------------------------------------

     3. Its form, state and date of organization are (i.e., partnership, corporation or trust, state where organized, date of organization):
                                                                   ------------

-------------------------------------------------------------------------------

     4. The entity has sufficient profits and net assets that it does not contemplate disposing of any investment in the Company to satisfy other undertakings or indebtedness. It has made other investments in early stage privately-held companies and the person(s) making the investment decision on its behalf understand the risks attendant with such investments. The knowledge and experience in financial and business matters of the person(s) making the investment decision on its behalf are such that he/she/they are capable of evaluating the merits and risks of an investment in the Company. It is able to bear the economic risk of an investment in the Company as well as the restriction on its ability to sell or transfer the investment for an indefinite period of time. It has had access to such information concerning the Company and the securities as it considered necessary to make an informed decision concerning the proposed investment.

     5. It was not formed for the specific purpose of making an investment in the Company.

     6. It is acquiring the securities solely for its own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. It does not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.

                                        Name of Entity:

                                        By:
                                           --------------------------------
                                                    (Signature)


                                        -----------------------------------
                                                      (Name)


                                        -----------------------------------
                                                      (Title)


                                        -----------------------------------
                                                      (Date)

                                    EXHIBIT C

Attention:

                         CERTIFICATE OF SUBSEQUENT SALE

          The undersigned, an officer of, or other person duly authorized by

          ------------------------------------------------------------------
              [fill in official name of individual or institution]

          hereby certifies that he/she sold the shares evidenced by the attached certificate on ________ in accordance with registration statement number
               [date]

          ____________________________________________and the requirement of
          [fill in the number of or otherwise identify registration statement]

          delivering a current prospectus has been complied with in connection with such sale.



Print or Type:

Name (Individual or Institution):
                                                  -----------------------------

Name of Individual representing Institution

(if applicable)
                                                  -----------------------------

Title of Individual representing Institution

(if applicable):
                                                  -----------------------------

Signature by:

Individual Purchaser or Individual

representing Institution:
                                                  -----------------------------

                            STOCK PURCHASE AGREEMENT

                                TABLE OF CONTENTS

1.  AUTHORIZATION OF SALE OF THE SHARES......................................1
2.  AGREEMENT TO SELL AND PURCHASE THE SHARES................................1
3.  DELIVERY OF THE SHARES AT THE CLOSING....................................1
4.  REPRESENTATIONS, WARRANTIES AND COVENANTS................................2
    4.1         Organization and Qualification...............................2
    4.2         Due Execution, Delivery and Performance of the Agreements....2
    4.3         Issuance, Sale and Delivery of the Shares....................2
    4.4         Additional Information.......................................3
    4.5         No Material Change...........................................3
5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER...............3
6.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS...................4
7.  REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT...........4
    7.1         Definitions..................................................4
    7.2         Restrictions on Transfer.....................................5
    7.3         Piggy-back Registrations.....................................5
    7.4         Resale S-3 Registration Rights...............................6
    7.5         Transfer of Shares After Registration........................7
    7.6         Expenses of Registration.....................................7
    7.7         Termination of Registration Rights...........................7
    7.8         Indemnification..............................................8
    7.9         Assignment of Registration Rights............................9
    7.10        Rule 144 Reporting..........................................10
8.  BROKER'S FEE............................................................10
9.  NOTICES.................................................................10
10. CHANGES.................................................................11
11. HEADINGS................................................................11
12. SEVERABILITY............................................................11
13. GOVERNING LAW...........................................................11
14. COUNTERPARTS............................................................11
15. REMEDIES................................................................11

                            STOCK PURCHASE AGREEMENT


     This STOCK PURCHASE AGREEMENT (the "Agreement") is made as of October __, 1997 between CYPRESS BIOSCIENCE, INC., a Delaware corporation with its principal place of business at 4350 Executive Drive, Suite 325, San Diego, California 92121 (the "Company"), and the purchaser whose name and address is set forth on the signature page hereof (the "Purchaser").

     IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchaser agree as follows:

1. AUTHORIZATION OF SALE OF THE SHARES. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of up to three million five hundred thousand (3,500,000) shares of Common Stock of the Company (the "Shares") at a sales price of $1.50 per Share.

2. AGREEMENT TO SELL AND PURCHASE THE SHARES. At the Closing (as defined in
Section 3), the Company will sell to the Purchaser, and the Purchaser will buy from the Company, upon the terms and conditions hereinafter set forth, the number of Shares for the aggregate purchase price set forth below:

                                                          AGGREGATE
     NUMBER OF SHARES           PURCHASE PRICE            PURCHASE
         PURCHASED                PER SHARE                 PRICE
         ---------                ---------                 -----
                                    $1.50



3. DELIVERY OF THE SHARES AT THE CLOSING. The completion of the purchase and sale of the Shares to be issued pursuant to this Agreement (the "Closing") shall occur upon (i) receipt by the Company of (A) a signed copy of this Agreement,
(B) a completed Stock Certificate and Funds Transfer Questionnaire, the form of which is attached hereto as Exhibit A, (C) a signed and dated Investor Qualification Questionnaire, a form of which is attached hereto as Exhibit B, and (D) the aggregate purchase price for the Shares, or (ii) on such other date as may be agreed to by the Company and the Purchaser. At the Closing, the Company shall deliver to the Purchaser or the Purchaser's custodian bank, in accordance with the Purchaser's delivery instructions, one or more stock certificates registered in the name of the Purchaser, or in such nominee name(s) as designated by the Purchaser, representing the number of Shares set forth in
Section 2 above. The name(s) in which the stock certificates are to be issued are set forth in the Stock Certificate and Funds Transfer Questionnaire attached hereto as part of Exhibit A. The Company's obligation to complete the purchase and sale of the Shares and deliver such stock certificate(s) to the Purchaser at the Closing shall be subject to the following conditions, any one or more of which may be waived by the Company: (a) subject to delivery of the share certificates to the Purchaser or Purchaser's custodian bank, receipt by the Company of immediately available funds, by check or wire transfer, in the full amount of the purchase price for the Shares being purchased hereunder;

(b) receipt by the Company of a signed and dated Investor Qualification Questionnaire attached as Exhibit B hereto; (c) the accuracy of the representations and warranties made by the Purchaser herein as of the Closing; and (d) the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing. The Purchaser's obligation to accept delivery of such stock certificate(s) and to pay for the Shares evidenced thereby shall be subject to the following conditions: (i) the accuracy of the representations and warranties made by the Company herein as of the Closing; and (ii) the fulfillment in all material respects of those undertakings of the Company to be fulfilled prior to the Closing. Upon receipt by the Purchaser's custodian bank of certificates evidencing the number of Shares being purchased hereunder, the Purchaser shall cause its custodian bank to remit the full amount of the aggregate purchase price to the Company in immediately available funds, by check or wire transfer. The Purchaser's obligations hereunder are expressly not conditioned on the purchase of any or all of the Shares by any other person or entity.

4. REPRESENTATIONS, WARRANTIES AND COVENANTS. The Company hereby represents and warrants to, and covenants with, the Purchaser as follows:

     4.1 ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to conduct its business as currently conducted.

     4.2 DUE EXECUTION, DELIVERY AND PERFORMANCE OF THE AGREEMENTS. The Company's execution, delivery and performance of this Agreement (a) has been duly authorized by all requisite corporate action by the Company, and (b) will not violate the Certificate of Incorporation or Bylaws of the Company or violate or result in a breach of or constitute a default under, any provision of any material indenture, mortgage, agreement, contract or other material instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary or any of their respective properties or assets is bound as of the date hereof. Upon the execution and delivery, and assuming the valid execution thereof by the Purchaser, this Agreement will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Company in Section 7.5 hereof may be legally unenforceable.

     4.3 ISSUANCE, SALE AND DELIVERY OF THE SHARES. The authorized capital stock of the Company consists of sixty million (60,000,000) shares of Common Stock and fifteen million (15,000,000) shares of Preferred Stock, $0.02 par value per share. As of September 25, 1997, there were issued and outstanding 34,636,067 shares of the Company's Common Stock, which shares are duly authorized, validly issued, fully paid and nonassessable. When issued, delivered to Purchaser or Purchaser's custodian bank and paid for by Purchaser in accordance with the terms and conditions of this Agreement, the Shares to be sold hereunder by the Company will be validly issued, fully paid and nonassessable and will be delivered to Purchaser free and clear of all liens, pledges, claims, encumbrances, security interests or other restrictions, except for



                                       2.

restrictions on transfer imposed to ensure compliance with the Securities Act of 1993, as amended (the "Securities Act").

     4.4 ADDITIONAL INFORMATION. The Company represents and warrants that the information contained in the following documents, which the Company has furnished to the Purchaser, is true and correct in all material respects as of their respective final dates:

          (a) the Company's Annual Report on Form 10-K for the year ended December 31, 1996 (without exhibits);

          (b) the Company's Quarterly Reports on Form 10-Q for the periods ended March 31 and June 30, 1997 (the "Form 10-Qs");

          (c) the Company's Current Report on Form 8-K dated as of January 17, 1997;

          (d) the Company's Proxy Statement dated September 2, 1997 for the Company's 1997 Annual Meeting of Stockholders;

          (e) the Company's Press Releases dated June 30, 1997 and July 28, 1997 (collectively, the "Press Releases"); and

          (f) the Company's Private Placement Memorandum dated September 8, 1997 prepared in connection with the issuance of the Shares, as amended by that certain First Supplement to Private Placement Memorandum dated September 30, 1997 (the "Memorandum").

     4.5 NO MATERIAL CHANGE. As of the date hereof, except as may be reflected in the Form 10-Qs, the Memorandum or the Press Releases, there has been no material adverse change in the financial condition or results of operations of the Company since June 30, 1997.

5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER.

     The Purchaser represents, warrants and covenants with the Company as follows:

     5.1 The Purchaser represents and warrants to, and covenants with, the Company that: (i) the Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Shares contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information it deems relevant in making an informed decision to purchase the Shares; (ii) the Purchaser is acquiring the number of Shares set forth in Section 2 above for its own account for investment only and with no present intention of distributing any of such Shares or any arrangement or understanding with any other persons regarding the distribution of such Shares; (iii) the Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act and the rules and regulations



                                       3.

promulgated thereunder; (iv) the Purchaser has completed or caused to be completed the Stock Certificate and Funds Transfer Questionnaire, attached hereto as Exhibit A and the answers thereto are true and correct to the best knowledge of the Purchaser as of the date hereof; (v) the Purchaser has, in connection with its decision to purchase the number of Shares set forth in
Section 2 above, relied solely upon the information delivered to the Purchaser as described in Section 4.4 above and the representations and warranties of the Company contained herein; and (vi) the Purchaser is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Securities Act and has completed or caused to be completed the relevant Investor Qualification Questionnaire attached hereto as Exhibit B.

     5.2 The Purchaser further represents and warrants to, and covenants with, the Company that (i) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (ii) upon the execution and delivery of this Agreement, this Agreement shall constitute a valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' and contracting parties' rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchaser in Section 7.5 hereof may be legally unenforceable.

     5.3 Purchaser acknowledges and agrees that the Shares acquired by Purchaser must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of securities in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold, the sale being made through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) and the number of shares being sold during any three-month period not exceeding specified limitations.

6. SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS. Notwithstanding any investigation made by any party to this Agreement, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein and in the certificates for the Shares delivered pursuant hereto shall survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.

7. REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT.

     7.1 RESALE REGISTRATION RIGHTS.

          (A) The Company shall within thirty (30) days following receipt by the Company of a written request by the Purchaser, prepare and file with the Securities and



                                       4.

Exchange Commission (the "Commission") a registration statement (the "Registration Statement") in order to register the Shares with the Commission for resale by Purchaser from time to time through underwriters, agents or otherwise, in negotiated or market transactions or through the automated quotation system of the Nasdaq or the facilities of any national securities exchange on which the Company's Common Stock is then traded or in privately negotiated transactions;

          (B) use its best efforts, subject to the receipt of necessary information from the Purchaser, to cause the Registration Statement to become effective within sixty (60) days after the Registration Statement is filed by the Company;

          (C) prepare and file with the Commission such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective for a period of sixty (60) days after it is declared effective by the Commission or, if earlier, until Purchaser has sold all of the Shares covered by such Registration Statement (provided that the Company shall not be deemed to have used its best efforts to keep the Registration Statement effective if it voluntarily takes any action that would result in Purchaser not being able to sell any of its Shares pursuant to the Registration Statement unless (i) such action is required under applicable law or taken by the Company in good faith and for valid business reasons, including without limitation the acquisition or divestiture of assets and (ii) the Company promptly complies with the requirements of this Section 7.1, if applicable);

          (D) furnish to Purchaser with respect to the Shares registered under the Registration Statement such number of copies of prospectuses and preliminary prospectuses in conformity with the requirements of the Securities Act, in order to facilitate the public sale or other disposition of all or any of the Shares by Purchaser; provided, however, that the obligation of the Company to deliver copies of prospectuses or preliminary prospectuses to Purchaser shall be subject to the receipt by the Company of reasonable assurances from Purchaser that Purchaser will comply with the applicable provisions of the Securities Act and of such other securities or blue sky laws as may be applicable in connection with any use of such prospectuses or preliminary prospectuses; and

          (E) file documents required of the Company for normal blue sky clearance in states specified in writing by Purchaser; provided, however, that the Company shall not be required to qualify to do business or consent to service of process in any jurisdiction in which it is not now so qualified or has not so consented.

     7.2 TRANSFER OF SHARES AFTER REGISTRATION. Purchaser agrees that it will not effect any disposition of the Shares that would constitute a sale within the meaning of the Securities Act except as contemplated in Section 7.1 and that it will promptly notify the Company of any changes in the information set forth in the Registration Statement regarding Purchaser or its plan of distribution.

     7.3 EXPENSES OF REGISTRATION. All expenses incurred by the Company in complying with Section 7.1, including without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company and blue



                                       5.

sky fees and expenses (but excluding underwriting and/or selling commissions incurred with respect to the resale of the Shares) shall be borne by the Company.

     7.4 TERMINATION OF REGISTRATION RIGHTS. All registration rights granted under this Section 7 shall terminate and be of no further force and effect one
(1) year after the date of the Closing.

     7.5 INDEMNIFICATION.

          (a) For the purposes of this Section 7.5, the following terms shall have the following meanings:

               (i) "Registration Statement" shall include any final prospectus, exhibit supplement or amendment included in or relating to any registration statement referred to in this Section 7; and

               (ii) "untrue statement" shall include any untrue statement or alleged untrue statement, or any omission or alleged omission to state in the Registration Statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (b) The Company agrees to indemnify and hold harmless each Holder from and against any losses, claims, damages or liabilities to which such Purchaser may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any untrue statement of a material fact contained in the Registration Statement on the effective date of such Registration Statement, or arise out of any failure by the Company to fulfill any undertaking included in the Registration Statement, and the Company will reimburse such Purchaser for any reasonable legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Purchaser specifically for use in preparation of the Registration Statement, or the failure of such Purchaser to comply with the covenants and agreements contained in Sections 5.1 and 7.2 hereof respecting the sale of the Shares or any statement or omission in any prospectus that is corrected in any subsequent prospectus that was delivered to Purchaser prior to the pertinent sale or sales by Purchaser.

          (c) Purchaser agrees to indemnify and hold harmless the Company (and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act, each officer of the Company who signs the Registration Statement and each director of the Company) from and against any losses, claims, damages or liabilities to which the Company (or any such officer, director or controlling person) may become subject (under the Securities Act or otherwise), insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of, or are based upon, any failure to comply with the covenants and agreements contained in Sections 5.1 and 7.2 hereof respecting the sale of the Shares, or any



                                       6.

untrue statement of a material fact contained in the Registration Statement on the effective date of such Registration Statement if such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of Purchaser specifically for use in preparation of the Registration Statement, and Purchaser will reimburse the Company (or such officer, director or controlling person, as the case may be) for any legal or other expenses reasonably incurred in investigating, defending or preparing to defend any such action, proceeding or claim. In no event shall the liability of Purchaser hereunder be greater in amount than the dollar amount of the proceeds received by Purchaser upon the sale of Shares giving rise to such indemnification obligation.

          (d) Promptly after receipt by an indemnified party under this Section
7.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.5.

          (e) If the indemnification provided for in this Section 7.5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Purchaser hereunder exceed the proceeds from the offering received by such Purchaser.

          (f) The obligations of the Company and Purchasers under this Section
7.5 shall survive completion of any offering of Shares in a Registration Statement and the



                                       7.

termination of this Agreement. No indemnifying party, in the defense of any such claim or litigation, shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

     7.6 RULE 144 REPORTING. With a view to making available to Purchasers the benefits of certain rules and regulations of the SEC which may permit the sale of the Shares to the public without registration, the Company agrees to use its best efforts to:

          (a) Make and keep public information available, as those terms are understood and defined in Commission Rule 144 or any similar or analogous rule promulgated under the Securities Act; and

          (b) File with the Commission, in a timely manner, all reports and other documents required of the Company under the Exchange Act.

8. BROKER'S FEE.

          (a) Each of the parties hereto hereby represents that, except as provided in Section 8(b), on the basis of any actions and agreements by it, there are no brokers or finders entitled to compensation in connection with the sale of Shares to the Purchaser.

          (b) The Company has agreed to pay to certain persons or entities who have been retained by the Company to assist it with the sale of Shares being offered hereby a fee in an amount equal to six percent (6%) of the total sales price of any Shares sold by any such person or entity.



                                       8.

9. NOTICES. All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by facsimile or mailed by first class registered or certified airmail, or nationally recognized overnight express courier postage prepaid, and shall be deemed given when so sent by facsimile or mailed and shall be delivered as follows:

          (a)  if to the Company, to:

               Cypress Bioscience, Inc.
               4350 Executive Drive
               Suite 325
               San Diego, CA 92121
               Attention:  Director of Finance

               with a copy so mailed to:

               Cooley Godward LLP
               4365 Executive Drive
               Suite 1100
               San Diego, California 92121
               Attention:  Frederick T. Muto, Esq.

or to such other person at such other place as the Company shall designate to the Purchaser in writing; and

          (b) if to the Purchaser, at its address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

10. CHANGES. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.

11. HEADINGS. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

12. SEVERABILITY. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware as applied to contracts entered into and performed entirely in Delaware by Delaware residents.

14. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

15. REMEDIES. In addition to being entitled to exercise all rights and remedies provided herein or granted by law for any breach by the Company hereunder, the Purchaser will be entitled to specific performance of its rights under this Agreement. In that regard, the Company



                                       9.

acknowledges and agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.



                                      10.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be executed by their duly authorized representatives as of the day and year first above written.


CYPRESS BIOSCIENCE, INC.                PURCHASER


                                        -----------------------------------
                                        Print Name

By:                                     By
   --------------------------------       ---------------------------------

Name:                                   Name
     ------------------------------         -------------------------------

Title:                                  Title
      -----------------------------          ------------------------------

                                        Address:
                                                ---------------------------

                                                ---------------------------

                                                ---------------------------

                                                ---------------------------

                                        Telephone:
                                                  -------------------------

                                        Telecopier:
                                                   ------------------------



                                      11.

                     SUMMARY INSTRUCTION SHEET FOR PURCHASER
                   (TO BE READ IN CONJUNCTION WITH THE ENTIRE
                     STOCK PURCHASE AGREEMENT WHICH FOLLOWS)

A.   Complete the following items on the Purchase Agreement:

     1.   Page 11 - Signature:

          (I)  Name of Purchaser (Individual or Institution)

          (II) Name of Individual representing Purchaser (if an Institution)

          (III) Title of Individual representing Purchaser (if an Institution)

          (IV) Signature of Individual Purchaser or Individual representing Purchaser

     2.   Exhibit A - Stock Certificate and Funds Transfer Questionnaire:

               Provide the information requested by the Stock Certificate and Funds Transfer Questionnaire.

     3.   Exhibit B - Investor Qualification Questionnaire:

               Two forms of Investor Qualification Questionnaires have been included as Exhibit B, one to be completed by individual purchasers and one to be completed by entity purchasers (e.g., corporation, trust, partnership). Please complete, sign and return the appropriate Investor Qualification Questionnaire.

     4. Return the properly completed and signed Stock Purchase Agreement including properly completed Exhibit A and Exhibit B and, if paying by check, a check for the full purchase price, to:

          Cypress Bioscience, Inc.
          4350 Executive Drive, Suite 325
          San Diego, CA 92121
          Attn: Susan E. Feiner
          T: (619) 452-2323
          F: (619) 452-1222

          PLEASE RETURN THE FOREGOING DOCUMENTS BY FEDEX.

                                    EXHIBIT A

                            CYPRESS BIOSCIENCE, INC.

               STOCK CERTIFICATE AND FUNDS TRANSFER QUESTIONNAIRE

     Pursuant to Section 3 of the Stock Purchase Agreement, please provide us with the following information:


1.   The exact name that your Shares are
     to be registered in (this is the        ------------------------------
     name that will appear on your stock
     certificate(s)). You may use a
     nominee name if appropriate:

2.   The relationship between the
     Purchaser of the Shares and the         ------------------------------
     Registered Holder listed in
     response to item 1 above:

3.   The mailing address of the
     Registered Holder listed in             ------------------------------
     response to item 1 above:

4.   The Social Security Number or Tax
     Identification Number of the            ------------------------------
     Registered Holder listed in the
     response to item 1 above:

5.   Whether you will be making payment      Check         [ ]
     for the Shares with a check or wire
     transfer (check appropriate box).       Wire Transfer [ ]
     If you will be sending a wire
     transfer, please provide the name
     of your bank and the proposed
     initiation date of the wire:            Name of your bank
                                                              -------------

                                             ------------------------------

                                             ------------------------------

                                             Date of initiation
                                                               ------------

                                             ------------------------------



                                       2.

                                    EXHIBIT B

                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE

                                  [INDIVIDUALS]



     In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

     1. The undersigned makes on the following representations regarding his or her net worth and/or income, and has checked the applicable representation:

     ( )  a.   The undersigned has a net worth, either individually or upon a joint basis with the undersigned's spouse, of at least
               $1,000,000.

     ( )  b.   The undersigned has had an individual income in excess of
               $200,000 for each of the two most recent years, or joint income with the undersigned's spouse in excess of $300,000 in each of those years, and has a reasonable expectation of reaching the same income level in the current year.

     ( )  c.   The undersigned is a director or executive officer of the
               Company.

     ( )  d.   The undersigned cannot make any of the representations set forth above.

     In addition, the undersigned represents as follows:

     2. My full name and primary business address and phone number are
                                                                      ---------

        -----------------------------------------------------------------------

     3. I am a resident of the state of
                                       ----------------------------------------

     4. I am acquiring the securities solely for my own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. I do not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.


     ------------------------------
           (Signature)


     ------------------------------
           (Date)

                                    EXHIBIT B

                            CYPRESS BIOSCIENCE, INC.

                      INVESTOR QUALIFICATION QUESTIONNAIRE
                      [PARTNERSHIP, TRUST OR OTHER ENTITY]

     In connection with a proposed offer to the undersigned of securities of Cypress Bioscience, Inc., a Delaware corporation (the "Company"), the undersigned makes the following representations on which the Company shall be entitled to rely:

     1. The undersigned makes one of the following representations regarding its net worth and certain related matters, and has checked the applicable representation:

     ( )  a.   The undersigned is a trust with total assets in excess of
               $5,000,000, whose purchase is directed by a person with such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment.

     ( )  b.   The undersigned represents that it is a bank, insurance company, investment company registered under the Investment Company Act of 1940, a business development company, Small Business Investment
               Company licensed by the U.S. Small Business Administration, or a private business development company.

     ( )  c.   If the undersigned is an employee benefit plan, the undersigned represents either that all investment decisions are ------ made by a bank, insurance company, or registered investment advisor, or that the undersigned has total assets in excess -- of $5,000,000.

     ( )  d.   If the undersigned is a corporation, partnership or business trust, the undersigned represents that it has total assets in excess of $5,000,000.

     ( )  e.   If the undersigned is not an entity described in paragraphs "a"
               through "d", the undersigned represents that each of its equity owners is either (i) an entity described in paragraphs "b" through "d"; or (ii) an individual who (A) has an individual net worth, or a joint net worth with such individual's spouse, in excess of $1,000,000, or (B) has had an individual income in excess of $200,000 in each of the two most recent years and reasonably expects an income in excess of $200,000 in the current year, or (C) is a director or executive officer of the Company.

     ( )  f.   The undersigned cannot make any of the representations set forth in paragraphs "a" through "e" above.

     In addition, the undersigned represents as follows:

     2. Its full name and primary business address and phone number are:
                                                                        -------

-------------------------------------------------------------------------------

     3. Its form, state and date of organization are (i.e., partnership, corporation or trust, state where organized, date of organization):
                                                                   ------------

-------------------------------------------------------------------------------

     4. The entity has sufficient profits and net assets that it does not contemplate disposing of any investment in the Company to satisfy other undertakings or indebtedness. It has made other investments in early stage privately-held companies and the person(s) making the investment decision on its behalf understand the risks attendant with such investments. The knowledge and experience in financial and business matters of the person(s) making the investment decision on its behalf are such that he/she/they are capable of evaluating the merits and risks of an investment in the Company. It is able to bear the economic risk of an investment in the Company as well as the restriction on its ability to sell or transfer the investment for an indefinite period of time. It has had access to such information concerning the Company and the securities as it considered necessary to make an informed decision concerning the proposed investment.

     5. It was not formed for the specific purpose of making an investment in the Company.

     6. It is acquiring the securities solely for its own account and not directly or indirectly for the account of any other person whatsoever, for investment and not with a view to, or for sale in connection with, any distribution of the securities. It does not have any contract, undertaking or arrangement with any person to sell, transfer or grant a participation to any person with respect to the securities.

                                        Name of Entity:

                                        By:
                                           --------------------------------
                                                    (Signature)


                                        -----------------------------------
                                                      (Name)


                                        -----------------------------------
                                                      (Title)


                                        -----------------------------------
                                                      (Date)

                                    EXHIBIT C

Attention:

                         CERTIFICATE OF SUBSEQUENT SALE

          The undersigned, an officer of, or other person duly authorized by

          ------------------------------------------------------------------
              [fill in official name of individual or institution]

          hereby certifies that he/she sold the shares evidenced by the attached certificate on ________ in accordance with registration statement number
               [date]

          ____________________________________________and the requirement of
          [fill in the number of or otherwise identify registration statement]

          delivering a current prospectus has been complied with in connection with such sale.



Print or Type:

Name (Individual or Institution):
                                                  -----------------------------

Name of Individual representing Institution

(if applicable)
                                                  -----------------------------

Title of Individual representing Institution

(if applicable):
                                                  -----------------------------

Signature by:

Individual Purchaser or Individual

representing Institution:
                                                  -----------------------------

                            CYPRESS BIOSCIENCE, INC.

                            STOCK PURCHASE AGREEMENT

                                TABLE OF CONTENTS


1.  AUTHORIZATION OF SALE OF THE SHARES.....................................1
2.  AGREEMENT TO SELL AND PURCHASE THE SHARES...............................1
3.  DELIVERY OF THE SHARES AT THE CLOSING...................................1
4.  REPRESENTATIONS, WARRANTIES AND COVENANTS...............................2

    4.1         Organization and Qualification..............................2
    4.2         Due Execution, Delivery and Performance of the Agreements...2
    4.3         Issuance, Sale and Delivery of the Shares...................2
    4.4         Additional Information......................................3
    4.5         No Material Change..........................................3

5.  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASER..............3
6.  SURVIVAL OF REPRESENTATIONS, WARRANTIES AND AGREEMENTS..................4
7.  REGISTRATION OF THE SHARES; COMPLIANCE WITH THE SECURITIES ACT..........4

    7.1         Resale S-3 Registration Rights..............................4
    7.2         Transfer of Shares After Registration.......................5
    7.3         Expenses of Registration....................................5
    7.4         Indemnification.............................................6
    7.5         Rule 144 Reporting..........................................8

8.  BROKER'S FEE............................................................8
9.  NOTICES.................................................................8
10. CHANGES.................................................................9
11. HEADINGS................................................................9
12. SEVERABILITY............................................................9
13. GOVERNING LAW...........................................................9
14. COUNTERPARTS............................................................9
15. REMEDIES................................................................9